                           OPPENHEIMER INTERNATIONAL VALUE TRUST
                         Supplement dated September 7, 2006 to the
                              Prospectus dated August 28, 2006

This supplement amends the Prospectus of Oppenheimer International Value Trust (the "Fund")
dated August 28, 2006.

The first paragraph of the section entitled "How the Fund is Managed - The Manager -
Advisory Fees" on page 15 of the Fund's Prospectus is deleted in its entirety and replaced with the following:

      Advisory Fees. The Fund pays the Manager an advisory fee computed on the total net assets of the Fund as of the close of each business day at an annual rate that declines as the Fund's assets grow: the Fund pays 0.85% of the first $500 million of average annual net assets, 0.75% of the next $500 million, and 0.70% of average annual net assets in excess of $1 billion.
            The Fund's management fee for the fiscal year ended April 30, 2006 was
            0.85% of average annual net assets for each class of shares.

September 7, 2006                                           PS0625.006